UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 26, 2002


                            UIL HOLDINGS CORPORATION
                 (Exact name of registrant as specified in its charter)


       Connecticut                 1-15995               06-1541045
       -----------                 -------               ----------
(State, or other jurisdiction    (Commission           (IRS Employer
of Incorporation)                File Number)         Identification No.)



157 Church Street, New Haven, Connecticut                   06506
-----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                     (203) 499-2000
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                                    None
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 26, 2002, the Connecticut Department of Public Utility Control
(DPUC) approved a final decision in the Rate Case proceeding that it had commenced in the fall of 2001 to review all of the retail electric rates of the Registrant's wholly-owned subsidiary, The United Illuminating Company (UI).
Exhibit 99a is a copy of the DPUC's decision, which has also been posted on UI's website, www.uinet.com, and on the Registrant's website, www.uil.com. On October 1, 2002, the Registrant revised its earnings guidance for 2002 from $3.20-$3.45 per share to $2.60-$2.85 per share, reflecting lower projected earnings at UI as a result of the DPUC's decision. The Registrant's news release in this regard, and regarding its initial earnings guidance for 2003 of $2.70-$2.95 per share, has also been posted on its website.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Table Item           Exhibit
Number               Number                   Description
----------           -------                  -----------

(99)                   99a         Copy of Connecticut Department of Public
                                   Utility Control Decision, dated September 26,
                                   2002, in Docket No. 01-10-10 - DPUC Review of The United Illuminating Company's Rate
                                   Filing and Rate Plan Proposal

ITEM 9.  REGULATION FD DISCLOSURE

On September 30, 2002, the owners of 88.2% of the Seabrook Station nuclear generating facility located in Seabrook, New Hampshire, including the Registrant's wholly-owned subsidiary, The United Illuminating Company (UI), agreed to schedule a closing on the sale of their ownership interests to an affiliate of FPL Group, Inc. on November 1, 2002. Although UI will receive no future operating earnings from Seabrook Station after the sale is consummated, the sale should have no direct impact on UI's financial results, and the Registrant has reaffirmed its previously reported earnings guidance for UI's nuclear operations of $0.60-$0.65 per share for 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UIL HOLDINGS CORPORATION
                               Registrant



October 7, 2002                By       /s/ Louis J. Paglia
---------------                  ---------------------------------------------
                                            Louis J. Paglia
                                       Executive Vice President
                                      and Chief Financial Officer